CAROLINA NATIONAL CORPORATION

                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Carolina National Corporation on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Roger B. Whaley, President and Chief Executive Officer of Carolina National Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


1.       The  above-listed  Form 10-QSB fully complies with the  requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    November 14, 2005                 /s/Roger B. Whaley
                                           -------------------------------------
                                           Roger B. Whaley
                                           President and Chief Executive Officer